EXHIBIT 10.14

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK OF

IDI GLOBAL, INC.

(Subject to Adjustment)

Warrant No. 1                                                                                                                         January 14, 2005

This certifies that HG Marketing, Inc., a Nevada corporation, or its permitted assigns (collectively, the “Holder”), for value received, is entitled to purchase from IDI Global, Inc., a Nevada corporation (the “Company”), up to Five Hundred Thousand (500,000) fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share, at a purchase price of Eighty Cents ($0.80) per share (the “Stock Purchase Price”).  Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Stock Purchase Price are subject to adjustment and change as provided herein.  This Warrant is being issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 14, 2005 (the “Purchase Agreement”) and is subject to the terms thereof.  Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

1.

Exercise.  Subject to the compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant shall be exercisable at any time from time to time from and after March 31, 2008 (such date being referred to herein as the “Initial Exercise Date”) up to and including 5:00 p.m. (Salt Lake City, Utah time) on the date of the first to occur of (і) the closing date of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”), or (ii) the two (2) year anniversary of the Initial Exercise Date (such earlier date being referred to herein as the “Expiration Date”), by delivering to the Company at its principal office (or at such other location as the Company may advise the Holding in writing) (1) this Warrant properly endorsed, (2) the Notice of Exercise attached hereto, duly completed and executed by the Holder, and (3) payment of the aggregate purchase price for the shares of Common Stock being purchased upon exercise in the form of cash or by certified or official bank check in same-day funds in an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Stock Purchase Price.

1

2.

Issuance of Certificates.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Notice of Exercise delivered and payment made for such shares.  Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time, but in no event later than five (5) business days, after the rights represented by this Warrant have been so exercised.

3.

Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4.

Partial Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.

5.

Adjustment of Stock Purchase Price and Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

(a)

Subdivisions, Combinations and Dividends.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

2

(b)

Reclassification.  If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

(c)

Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be signed by the Company’s president or chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.

No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

7.

Transferable.  Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may not be transferred in whole or in part without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; provided, the consent of the Company shall not be required for a transfer to an “affiliate” of Holder as such term is defined in the Securities Act of 1933, as amended (the “Act”) or a permitted transferee of Holder within the meaning of Section 20 of that certain Outsourcing Agreement dated January 14, 2005 between IDI, HG Marketing and certain other parties.  This Warrant may be transferred in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  Upon any permitted partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the portion not so transferred.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

3

8.

Lost Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

9.

Modification and Waiver.  Any term of this Warrant and all Warrants issued pursuant to the Agreement may be amended and the observance of any term of this Warrant and all Warrants issued pursuant to the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and their respective successors and assigns.

10.

Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Article 9 of the Purchase Agreement.

11.

Titles and Subtitles; Governing Law; Venue.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved in accordance with Section 11.9 of the Purchase Agreement.

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4

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorize ed as of the date first written above.

IDI GLOBAL, INC.,

a Nevada corporation

By:       /s/___________________________

Name:  Kevin R. Griffith

Its:        President and CEO

AGREED AND ACKNOWLEDGE BY:

HG MARKETING, INC.,

a Nevada corporation

By:       ______________________________

Name:  ______________________________

Its:        ______________________________

5

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

IDI Global, Inc.                                                                                                                             Warrant No. 1

Attn:  Corporate Secretary

The undersigned, the holder of a right to purchase shares of Common Stock of IDI Global, Inc. (the “Company”) pursuant to the attached Warrant to Purchase Common Stock of IDI Global, Inc. (the “Warrant”) dated as of January 14, 2005, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of _________________________________ Dollars ($__________) therefor in the form of cash or a certified or official bank check in same-day funds.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 3.1(n) of that certain Asset Purchase Agreement dated as of January 14, 2005, by and among the Company, the Holder and certain other parties.

If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

DATED:  ________________

HG MARKETING, INC.,

a Nevada corporation

By: ____________________________

Name:

_________________________

Its: ____________________________

6

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK OF

IDI GLOBAL, INC.

(Subject to Adjustment)

Warrant No. 2                                                                                                                          January 14, 2005

This certifies that HG Marketing, Inc., a Nevada corporation, or its permitted assigns (collectively, the “Holder”), for value received, is entitled to purchase from IDI Global, Inc., a Nevada corporation (the “Company”), up to Five Hundred Thousand (500,000) fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share, at a purchase price of One Dollar and Five Cents ($1.05) per share (the “Stock Purchase Price”).  Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Stock Purchase Price are subject to adjustment and change as provided herein.  This Warrant is being issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 14, 2005 (the “Purchase Agreement”) and is subject to the terms thereof.  Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

1.

Exercise.  Subject to the compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant shall be exercisable at any time from time to time from and after March 31, 2009 (such date being referred to herein as the “Initial Exercise Date”) up to and including 5:00 p.m. (Salt Lake City, Utah time) on the date of the first to occur of (і) the closing date of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”), or (ii) the two (2) year anniversary of the Initial Exercise Date (such earlier date being referred to herein as the “Expiration Date”), by delivering to the Company at its principal office (or at such other location as the Company may advise the Holding in writing) (1) this Warrant properly endorsed, (2) the Notice of Exercise attached hereto, duly completed and executed by the Holder, and (3) payment of the aggregate purchase price for the shares of Common Stock being purchased upon exercise in the form of cash or by certified or official bank check in same-day funds in an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Stock Purchase Price.

1

2.

Issuance of Certificates.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Notice of Exercise delivered and payment made for such shares.  Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time, but in no event later than five (5) business days, after the rights represented by this Warrant have been so exercised.

3.

Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4.

Partial Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.

5.

Adjustment of Stock Purchase Price and Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

(a)

Subdivisions, Combinations and Dividends.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

2

(b)

Reclassification.  If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

(c)

Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be signed by the Company’s president or chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.

No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

7.

Transferable.  Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may not be transferred in whole or in part without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; provided, the consent of the Company shall not be required for a transfer to an “affiliate” of Holder as such term is defined in the Securities Act of 1933, as amended (the “Act”) or a permitted transferee of Holder within the meaning of Section 20 of that certain Outsourcing Agreement dated January 14, 2005 between IDI, HG Marketing and certain other parties.  This Warrant may be transferred in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  Upon any permitted partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the portion not so transferred.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

3

8.

Lost Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

9.

Modification and Waiver.  Any term of this Warrant and all Warrants issued pursuant to the Agreement may be amended and the observance of any term of this Warrant and all Warrants issued pursuant to the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and their respective successors and assigns.

10.

Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Article 9 of the Purchase Agreement.

11.

Titles and Subtitles; Governing Law; Venue.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved in accordance with Section 11.9 of the Purchase Agreement.

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4

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first written above.

IDI GLOBAL, INC.,

a Nevada corporation

By:  /s/ _____________________________

Name:  Kevin R. Griffith

Its:        President and CEO

AGREED AND ACKNOWLEDGE BY:

HG MARKETING, INC.,

a Nevada corporation

By:  _______________________________

Name:  ____________________________

Its:  _______________________________

5

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

IDI Global, Inc.                                                                                                                             Warrant No. 2

Attn:  Corporate Secretary

The undersigned, the holder of a right to purchase shares of Common Stock of IDI Global, Inc. (the “Company”) pursuant to the attached Warrant to Purchase Common Stock of IDI Global, Inc. (the “Warrant”) dated as of January 14, 2005, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of _________________________________ Dollars ($__________) therefor in the form of cash or a certified or official bank check in same-day funds.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 3.1(n) of that certain Asset Purchase Agreement dated as of January 14, 2005, by and among the Company, the Holder and certain other parties.

If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

DATED:  ________________

HG MARKETING, INC.,

a Nevada corporation

By: ___________________________

Name:

________________________

Its: ___________________________

6

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK OF

IDI GLOBAL, INC.

(Subject to Adjustment)

Warrant No. 3                                                                                                                           January 14, 2005

This certifies that HG Marketing, Inc., a Nevada corporation, or its permitted assigns (collectively, the “Holder”), for value received, is entitled to purchase from IDI Global, Inc., a Nevada corporation (the “Company”), up to Five Hundred Thousand (500,000) fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share, at a purchase price of One Dollar and Thirty Cents ($1.30) per share (the “Stock Purchase Price”).  Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Stock Purchase Price are subject to adjustment and change as provided herein.  This Warrant is being issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 14, 2005 (the “Purchase Agreement”) and is subject to the terms thereof.  Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

1.

Exercise.  Subject to the compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant shall be exercisable at any time from time to time from and after March 31, 2010 (such date being referred to herein as the “Initial Exercise Date”) up to and including 5:00 p.m. (Salt Lake City, Utah time) on the date of the first to occur of (і) the closing date of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”), or (ii) the two (2) year anniversary of the Initial Exercise Date (such earlier date being referred to herein as the “Expiration Date”), by delivering to the Company at its principal office (or at such other location as the Company may advise the Holding in writing) (1) this Warrant properly endorsed, (2) the Notice of Exercise attached hereto, duly completed and executed by the Holder, and (3) payment of the aggregate purchase price for the shares of Common Stock being purchased upon exercise in the form of cash or by certified or official bank check in same-day funds in an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Stock Purchase Price.

1

2.

Issuance of Certificates.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Notice of Exercise delivered and payment made for such shares.  Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time, but in no event later than five (5) business days, after the rights represented by this Warrant have been so exercised.

3.

Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4.

Partial Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.

5.

Adjustment of Stock Purchase Price and Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

(a)

Subdivisions, Combinations and Dividends.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

2

(b)

Reclassification.  If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

(c)

Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be signed by the Company’s president or chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.

No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

7.

Transferable.  Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may not be transferred in whole or in part without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; provided, the consent of the Company shall not be required for a transfer to an “affiliate” of Holder as such term is defined in the Securities Act of 1933, as amended (the “Act”) or a permitted transferee of Holder within the meaning of Section 20 of that certain Outsourcing Agreement dated January 14, 2005 between IDI, HG Marketing and certain other parties.  This Warrant may be transferred in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  Upon any permitted partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the portion not so transferred.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

3

8.

Lost Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

9.

Modification and Waiver.  Any term of this Warrant and all Warrants issued pursuant to the Agreement may be amended and the observance of any term of this Warrant and all Warrants issued pursuant to the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and their respective successors and assigns.

10.

Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Article 9 of the Purchase Agreement.

11.

Titles and Subtitles; Governing Law; Venue.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved in accordance with Section 11.9 of the Purchase Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first written above.

IDI GLOBAL, INC.,

a Nevada corporation

By:  /s/______________________________

Name:  Kevin R. Griffith

Its:  President and CEO

AGREED AND ACKNOWLEDGE BY:

HG MARKETING, INC.,

a Nevada corporation

By:  _______________________________

Name:  _____________________________

Its:  ________________________________

5

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

IDI Global, Inc.                                                                                                                             Warrant No. 3

Attn:  Corporate Secretary

The undersigned, the holder of a right to purchase shares of Common Stock of IDI Global, Inc. (the “Company”) pursuant to the attached Warrant to Purchase Common Stock of IDI Global, Inc. (the “Warrant”) dated as of January 14, 2005, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of _________________________________ Dollars ($__________) therefor in the form of cash or a certified or official bank check in same-day funds.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 3.1(n) of that certain Asset Purchase Agreement dated as of January 14, 2005, by and among the Company, the Holder and certain other parties.

If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

DATED:  ________________

HG MARKETING, INC.,

a Nevada corporation

By: ___________________________

Name:

________________________

Its: ___________________________

6

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK OF

IDI GLOBAL, INC.

(Subject to Adjustment)

Warrant No. 4                                                                                                                           January 14, 2005

This certifies that HG Marketing, Inc., a Nevada corporation, or its permitted assigns (collectively, the “Holder”), for value received, is entitled to purchase from IDI Global, Inc., a Nevada corporation (the “Company”), up to Five Hundred Thousand (500,000) fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share, at a purchase price of One Dollar and Fifty-Five Cents ($1.55) per share (the “Stock Purchase Price”).  Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Stock Purchase Price are subject to adjustment and change as provided herein.  This Warrant is being issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 14, 2005 (the “Purchase Agreement”) and is subject to the terms thereof.  Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

1.

Exercise.  Subject to the compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant shall be exercisable at any time from time to time from and after March 31, 2011 (such date being referred to herein as the “Initial Exercise Date”) up to and including 5:00 p.m. (Salt Lake City, Utah time) on the date of the first to occur of (і) the closing date of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”), or (ii) the two (2) year anniversary of the Initial Exercise Date (such earlier date being referred to herein as the “Expiration Date”), by delivering to the Company at its principal office (or at such other location as the Company may advise the Holding in writing) (1) this Warrant properly endorsed, (2) the Notice of Exercise attached hereto, duly completed and executed by the Holder, and (3) payment of the aggregate purchase price for the shares of Common Stock being purchased upon exercise in the form of cash or by certified or official bank check in same-day funds in an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Stock Purchase Price.

2.

Issuance of Certificates.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Notice of Exercise delivered and payment made for such shares.  Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time, but in no event later than five (5) business days, after the rights represented by this Warrant have been so exercised.

3.

Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4.

Partial Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.

5.

Adjustment of Stock Purchase Price and Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

(a)

Subdivisions, Combinations and Dividends.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

(b)

Reclassification.  If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

(c)

Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be signed by the Company’s president or chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.

No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

7.

Transferable.  Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may not be transferred in whole or in part without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; provided, the consent of the Company shall not be required for a transfer to an “affiliate” of Holder as such term is defined in the Securities Act of 1933, as amended (the “Act”) or a permitted transferee of Holder within the meaning of Section 20 of that certain Outsourcing Agreement dated January 14, 2005 between IDI, HG Marketing and certain other parties.  This Warrant may be transferred in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  Upon any permitted partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the portion not so transferred.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

8.

Lost Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

9.

Modification and Waiver.  Any term of this Warrant and all Warrants issued pursuant to the Agreement may be amended and the observance of any term of this Warrant and all Warrants issued pursuant to the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and their respective successors and assigns.

10.

Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Article 9 of the Purchase Agreement.

11.

Titles and Subtitles; Governing Law; Venue.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved in accordance with Section 11.9 of the Purchase Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first written above.

IDI GLOBAL, INC.,

a Nevada corporation

By:       /s/ __________________________

Name:  Kevin R. Griffith

Its:        President and CEO

AGREED AND ACKNOWLEDGE BY:

HG MARKETING, INC.,

a Nevada corporation

By:  _______________________________

Name:  _____________________________

Its:  ________________________________

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

IDI Global, Inc.                                                                                                                            Warrant No. 4

Attn:  Corporate Secretary

The undersigned, the holder of a right to purchase shares of Common Stock of IDI Global, Inc. (the “Company”) pursuant to the attached Warrant to Purchase Common Stock of IDI Global, Inc. (the “Warrant”) dated as of January 14, 2005, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of _________________________________ Dollars ($__________) therefor in the form of cash or a certified or official bank check in same-day funds.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 3.1(n) of that certain Asset Purchase Agreement dated as of January 14, 2005, by and among the Company, the Holder and certain other parties.

If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

DATED:  ________________

HG MARKETING, INC.,

a Nevada corporation

By: ___________________________

Name:

________________________

Its: ___________________________

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK OF

IDI GLOBAL, INC.

(Subject to Adjustment)

Warrant No. 5                                                                                                                          January 14, 2005

This certifies that HG Marketing, Inc., a Nevada corporation, or its permitted assigns (collectively, the “Holder”), for value received, is entitled to purchase from IDI Global, Inc., a Nevada corporation (the “Company”), up to Five Hundred Thousand (500,000) fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share, at a purchase price of One Dollar and Eighty Cents ($1.80) per share (the “Stock Purchase Price”).  Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Stock Purchase Price are subject to adjustment and change as provided herein.  This Warrant is being issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 14, 2005 (the “Purchase Agreement”) and is subject to the terms thereof.  Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

1.

Exercise.  Subject to the compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant shall be exercisable at any time from time to time from and after March 31, 2012 (such date being referred to herein as the “Initial Exercise Date”) up to and including 5:00 p.m. (Salt Lake City, Utah time) on the date of the first to occur of (і) the closing date of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”), or (ii) the two (2) year anniversary of the Initial Exercise Date (such earlier date being referred to herein as the “Expiration Date”), by delivering to the Company at its principal office (or at such other location as the Company may advise the Holding in writing) (1) this Warrant properly endorsed, (2) the Notice of Exercise attached hereto, duly completed and executed by the Holder, and (3) payment of the aggregate purchase price for the shares of Common Stock being purchased upon exercise in the form of cash or by certified or official bank check in same-day funds in an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Stock Purchase Price.

1

2.

Issuance of Certificates.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Notice of Exercise delivered and payment made for such shares.  Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time, but in no event later than five (5) business days, after the rights represented by this Warrant have been so exercised.

3.

Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4.

Partial Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.

5.

Adjustment of Stock Purchase Price and Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

(a)

Subdivisions, Combinations and Dividends.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

2

(b)

Reclassification.  If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

(c)

Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be signed by the Company’s president or chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.

No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

7.

Transferable.  Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may not be transferred in whole or in part without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; provided, the consent of the Company shall not be required for a transfer to an “affiliate” of Holder as such term is defined in the Securities Act of 1933, as amended (the “Act”) or a permitted transferee of Holder within the meaning of Section 20 of that certain Outsourcing Agreement dated January 14, 2005 between IDI, HG Marketing and certain other parties.  This Warrant may be transferred in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  Upon any permitted partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the portion not so transferred.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

3

8.

Lost Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

9.

Modification and Waiver.  Any term of this Warrant and all Warrants issued pursuant to the Agreement may be amended and the observance of any term of this Warrant and all Warrants issued pursuant to the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and their respective successors and assigns.

10.

Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Article 9 of the Purchase Agreement.

11.

Titles and Subtitles; Governing Law; Venue.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved in accordance with Section 11.9 of the Purchase Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first written above.

IDI GLOBAL, INC.,

a Nevada corporation

By:       /s/___________________________

Name:  Kevin R. Griffith

Its:        President and CEO

AGREED AND ACKNOWLEDGE BY:

HG MARKETING, INC.,

a Nevada corporation

By:  _______________________________

Name:  _____________________________

Its:  ________________________________

5

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

IDI Global, Inc.                                                                                                                             Warrant No. 5

Attn:  Corporate Secretary

The undersigned, the holder of a right to purchase shares of Common Stock of IDI Global, Inc. (the “Company”) pursuant to the attached Warrant to Purchase Common Stock of IDI Global, Inc. (the “Warrant”) dated as of January 14, 2005, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of _________________________________ Dollars ($__________) therefor in the form of cash or a certified or official bank check in same-day funds.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 3.1(n) of that certain Asset Purchase Agreement dated as of January 14, 2005, by and among the Company, the Holder and certain other parties.

If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

DATED:  ________________

HG MARKETING, INC.,

a Nevada corporation

By: ___________________________

Name: _________________________

Its: ____________________________

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